3Q 2013 Earnings Presentation November 5, 2013 Exhibit 99.2

Note to Investors James Torgerson President and Chief Executive Officer Richard Nicholas Executive Vice President and Chief Financial Officer * Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on management’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

3Q & YTD ‘13 Earnings Summary Consolidated earnings of $5.1M, or $0.10 per diluted share, and $74.9M, or $1.46 per diluted share, in 3Q & YTD ’13, respectively Includes regulatory disallowances and other adjustments of $10.5M, after-tax, or $0.21 per diluted share Excluding the regulatory disallowances and other adjustments of $10.5M, after-tax: Consolidated earnings were $15.6M, or $0.31 per diluted share, and $85.4M, or $1.67 per diluted share, in 3Q & YTD ‘13, respectively 3Q ’13 consolidated earnings were $0.1M less than 3Q ’12 YTD ’13 consolidated earnings were $10.6M greater than YTD ’12 Decline in 3Q ‘13 primarily due to various one-time items, including: Income of $1.6M, after-tax, recorded in 3Q ‘12 to reflect power procurement incentives approved in a regulatory settlement A charge of $1.5M, after-tax, recorded in 3Q ‘13 to reflect management’s assessment of the ultimate outcome for the refund period in the return on equity proceeding pending at the FERC Gas conversions of 12,581 through October 23rd – 103% of this year’s goal of 12,200 Successfully completed equity issuance of 5,750,000 shares, which closed on October 2nd Affirming ‘13 consolidated earnings guidance *

Electric Distribution Rate Case Final decision issued from PURA on 8/14/13 Revenue - $20M year 1, $25.8M year 2 9.15% ROE, 50% equity, 50% debt capital structure Continuation of existing decoupling mechanism Recovery of $36.8M of storm-related costs over 10 years; establishment of $2M per year storm reserve Continuation of earnings sharing mechanism of 50/50, with the customers’ portion being used to accelerate the recovery of the storm regulatory asset Capex - $425M ’13-’15 compared to current public forecast of $444M Not including approximately $45M for Renewable Connections Program Petition for Reconsideration filed and PURA granted petition to review UI’s Reconsideration UI’s petition requested the following: A reduction of $7.2M in storm cost disallowance – new major storm definition A reduction of $2.7M in disallowance on the recently constructed administrative and operations buildings An increase in the revenue requirement of $2.176M in rate year 1, $1.769M in rate year 2 – related to base payroll Proper reflection of any final storm cost disallowances in the earnings sharing amounts for ‘10 & ‘12 Timing: draft decision expected from PURA on 1/29/14; final decision expected 2/19/14 *

CNG Rate Case Filed with PURA on 7/8/13 Highlights of Request Revenue request $19.7M for Rate Year ending 12/31/14 10.25% ROE (vs. current allowed ROE of 9.41%) 52.52% equity, 47.48% preferred stock plus total debt capital structure Introduction of decoupling mechanism on a revenue-per-customer basis Introduction of a tracking mechanism for timely recovery of a proposed accelerated cast iron & bare steel replacement program Introduction of a system expansion rate for more timely recovery of capital expenditures associated with the expansion of the gas distribution system Timing: draft decision expected from PURA on 12/13/13; final decision expected 1/8/14 * Consistent with CES

Other Regulatory Updates Renewable Connections Program On 10/23/13, PURA approved the settlement agreement Two projects totaling 7.8MW; solar and fuel cell projects Base ROE: UI distribution ROE + 25 basis points Retain a percentage of market revenues, expected to be equivalent to 25 basis points GenConn – establishment of ‘14 revenue requirement Draft decision expected 11/14/13; final decision expected mid-December ‘13 Comprehensive Energy Strategy CT Gas Companies jointly filed a plan with DEEP & PURA Redefines how gas companies connect customers to natural gas Customers allowed to finance on electric bill Draft decision expected from PURA on 11/6/13; final decision expected 11/21/13 *

Gas Conversions Converted 12,581* households and businesses - 103% of this year’s target of 12,200 conversions Successfully completed 32,061* conversions relative to 2011-2013 target of 30,000-35,000 conversions 2014-2016 target is to convert ~55,000 households and businesses * * As of 10/23/13

Gas Sales The following chart shows the normalized usage per customer (NUPC) since ’09 –shows uptick since year-end ’12 Increase in gross margin for 3Q & YTD ‘13 compared to the same periods in ‘12 of $0.3M and $2.5M, respectively, due to improved NUPC *

FERC ROE Complaint “206” complaint filed at the FERC claiming that current approved base ROE on transmission investments of 11.14% is not just and reasonable ROE methodology updates were filed in Spring ‘13 State complainants - 8.90% Municipal utilities in MA - 8.50% New England TOs - 11.14% FERC trial staff - 8.93% ALJ decision – 10.6% for the refund period (10/1/11-12/31/12) – recorded a charge of $1.5M, after-tax, in 3Q ’13 Base ROE of 9.7% for the period after an opinion is issued by the FERC FERC general practice (and reference in initial decision) is to update for changes in US Treasury rates Second complaint seeks refund period for the 15 months beginning 1/1/13 Filed motion to limit to original 15 months Timing: final decision expected from the FERC in ‘14 *

3Q & YTD ‘13 Financial Results by Segment * * The final decision in UI’s distribution rate case disallowed approximately $22M related to deferred storm costs and capital costs related to UI’s recently constructed administrative and operations buildings. As a result of these disallowances and other adjustments related to the rate proceeding, UI recorded charges of $10.5M, after-tax, or $0.21 per diluted share, in 3Q ‘13.

* 3Q & YTD ‘13 Financial Results - Details Consolidated UIL earnings 3Q & YTD ’13 consolidated earnings of $5.1M and $74.9M, respectively Includes regulatory disallowances and other adjustments of $10.5M, after-tax The following discussion on Consolidated UIL earnings excludes the impact of the regulatory disallowances and other adjustments of $10.5M, after-tax: 3Q ’13 consolidated earnings of $15.6M, a decrease of $0.1M compared to 3Q ’12 -- decline partially due to the following non-recurring items: Income of $1.6M, after-tax, recorded in 3Q ‘12 to reflect power procurement incentives approved in a regulatory settlement A charge of $1.5M, after-tax, recorded in 3Q ‘13 to reflect UI’s assessment of the ultimate outcome for the refund period in the return on equity proceeding pending at the FERC YTD ’13 consolidated earnings of $85.4M, an increase of $10.6M compared to YTD ’12

* 3Q & YTD ‘13 Financial Results - Details Electric distribution, CTA, GenConn & Other 3Q & YTD ‘13 earnings of $7.1M and $33.7M, respectively Includes regulatory disallowances and other adjustments of $10.5M, after-tax The following discussion of Electric distribution, CTA, GenConn & Other excludes the impact of the regulatory disallowances and other adjustments of $10.5M, after-tax : 3Q ‘13 earnings of $17.6M, or $0.35 per diluted share, a decrease of $0.6M, or $0.01 per diluted share, compared to the same period in ’12 -- decrease primarily due to: Income of $1.6M, after-tax, recorded in 3Q ’12, discussed earlier Offset by earnings sharing of $1.7M, after-tax, that was recorded in 3Q ’12 and, Increased uncollectible expenses in 3Q ‘13 YTD ’13 earnings of $44.2M, or $0.87 per diluted share, increase of $0.9M, or $0.02 per diluted share, compared to the same period in ’12 -- increase primarily due to: Decreased operation and maintenance expenses, including rent expense and, Earnings sharing of $3.7M, after-tax, recorded YTD ’12 Partially offset by income of $1.6M, after-tax, recorded in 3Q ’12, discussed earlier GenConn contributed pre-tax earnings of $3.9M and $11.6M for 3Q & YTD ‘13, respectively, compared to $3.4M and $11.8M, respectively, in the same periods in ’12 Average D & CTA ROE as of 9/30/13: 7.28% (including regulatory disallowances and other adjustments of $10.5M, after-tax)

3Q & YTD ‘13 Financial Results - Details Electric transmission 3Q ‘13 earnings of $7.1M, or $0.14 per diluted share, a decrease of $1.1M, or $0.02 per diluted share, compared to 3Q ’12 -- decrease primarily due to: A charge of $1.5M, after-tax, recorded in 3Q ‘13, discussed earlier Partially offset by higher earnings from increases in rate base and allowance for funds used during construction YTD ‘13 earnings of $24.7M, or $0.48 per diluted share, an increase of $1.3M, or $0.02 per diluted share, compared to YTD ’12 -- increase primarily due to: Higher earnings from increases in rate base and allowance for funds used during construction Partially offset by a charge of $1.5M, after-tax, recorded in the 3Q ‘13, discussed earlier Weighted average T ROE as of 9/30/13: 11.44% (including a charge of $1.5M, after-tax, discussed above) Gas distribution 3Q ‘13 loss of $6.3M, or $0.12 per diluted share, compared to a loss of $7.3M, or $0.14 per diluted share, in the same period in ’12, consistent with the seasonal nature of the gas business The improved results were mainly due to customer growth YTD ‘13 earnings of $24.3M, or $0.48 per diluted share, an increase of $6.4M, or $0.13 per diluted share, compared to YTD ’12 -- increase primarily due to: Colder weather in ’13 and, Increased normalized usage per customer and customer growth Partially offset by increased operation and maintenance expenses and the absence of $3.5M, pre-tax, of weather insurance proceeds that were recorded in ’12 *

3Q & YTD ‘13 Financial Results - Details Gas distribution (cont.) YTD ’13 weighted average heating degree days compared to normal & the same period in ‘12 Impact of weather, normalized usage per customer and customer growth – 3Q & YTD ‘13 compared to the same periods in ’12 Preliminary average ROEs as of 9/30/13: SCG 6.50-6.70%, CNG 7.45-7.65% Preliminary average weather normalized ROEs as of 9/30/13: SCG 6.74-6.94%, CNG 7.64-7.84% *

3Q & YTD ’13 Financial Results – Details Corporate Costs decreased by $0.6M and $2.0M for the 3Q & YTD ‘13, respectively, compared to the same periods in ’12, primarily due to tax benefits associated with unitary filing requirements for Massachusetts state income taxes *

Debt Maturities & Liquidity Available Liquidity Debt Maturities ($M) Amounts may not add due to rounding * Refinanced as of 10/25/13 ** Remarket $27.5M of UI tax exempt bonds ** * Common Stock/Debt Issuances On 9/26/13, UIL’s public offering of 5,000,000 shares of common stock was priced at $37.25 Subsequently, exercised over-allotment option of 750,000 shares Offering closed on 10/2/13 Net proceeds, including over-allotment option, were approx. $206.4M Issued $145M of debt *

Affirming ‘13 Consolidated Earnings Guidance * Major Assumptions: Reflects the issuance of 5,750,000 shares of common stock, which closed on October 2nd Includes disallowances and other adjustments related to the final decision in the electric distribution rate proceeding Includes YTD results Normal weather in 4Q ‘13 Increased pension and postretirement costs vs. ‘12 CTA rate base to be fully amortized by year-end ‘13 Increased earnings from natural gas conversions

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